UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 21, 2003




                            FirstFed Financial Corp.
             (Exact name of registrant as specified in its charter)



    Delaware                   1-9566               95-4087449
    --------                   ------               ----------
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,         90401-1490
  -------------------------------------------------         ----------
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000














                           Total number of pages is 4
                         Index to Exhibit is on Page 3.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.0     Monthly Financial Data as of July 31, 2003 (Unconsolidated)


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of July 31, 2003 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: August 21, 2003     By:/s/ Douglas J. Goddard
                              ----------------------
                                  Douglas J. Goddard
                                  Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                 Page

99.0     Monthly Financial Information as of July 31, 2003             4

                      First Federal Bank of California, fsb
                          MONTHLY REPORT OF OPERATIONS
                       Unconsolidated Financial Highlights
                                    Unaudited
                             (Dollars in thousands)

                                         As of, for         As of, for         As of, for       As of, for the       As of, for the
                                          the month         the month          the month        7 months ended       7 months ended
                                       ended July 31,      ended June 30,     ended July 31,        July 31,             July 31,
                                           2003                2003               2002                2003                 2002
                                           ----                ----               ----                ----                 ----
Cash and investment securities       $        169,387  $         114,609  $         159,800  $          169,387   $          159,800
Total assets                         $      4,559,399  $       4,461,127  $       4,397,480  $        4,559,399   $        4,397,480

LOANS:
Total mortgage-backed securities     $        162,739  $         168,937  $         228,997  $          162,739   $          228,997
Total loans, net                     $      4,091,806  $       4,040,668  $       3,874,194  $        4,091,806   $        3,874,194

Loans originated/purchased:
  Single family loans                $        170,844  $         135,027  $          56,918  $          925,289   $          355,345
  Multi-family loans                           29,223             26,872             55,979             277,887              293,800
  Commercial real estate loans                  3,375                970              6,640              18,656               43,887
  Other                                         1,634              1,780              2,345              30,318               16,415
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $        205,076  $         164,649  $         121,882  $        1,252,150  $           709,447
                                        =============    ===============    ===============    ================     ================

Percentage of ARMs originated:                    68%                64%                70%                 66%                  47%

Loan repayments:
  Single family loans                $         82,967  $          91,400  $          74,319  $          568,351   $          590,894
  Multi-family and commercial real
     estate loans                              62,159             41,777             35,171             338,572              189,665
  Other                                         6,605              3,348              8,209              34,242               73,335
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $        151,731  $         136,525  $         117,699  $          941,165  $           853,894
                                        =============    ===============    ===============    ================     ================

Loans sold                           $          9,050  $           7,093  $           1,313  $           71,183  $            35,546

Average rate on loans
   originated/purchased                         4.89%              4.94%              5.82%               5.02%                6.09%
Percentage of portfolio in
   adjustable rate loans                       73.16%             72.87%             69.81%              73.16%               69.81%
Non-performing assets
   to total assets                              0.10%              0.09%              0.13%               0.10%                0.13%

BORROWINGS:
Federal Home Loan Bank
   Advances                          $      1,519,000  $       1,424,000  $       1,322,000  $        1,519,000  $         1,322,000
Reverse
repurchase                           $        137,220  $         139,725  $         170,891  $          137,220  $           170,891
   agreements

DEPOSITS:
Retail deposits                      $      2,419,954  $       2,410,034  $       2,175,669  $        2,419,954  $         2,175,669
Wholesale deposits                             59,144             70,484            341,729              59,144              341,729
                                        -------------    ---------------    ---------------    ----------------     ----------------
                                     $      2,479,098  $       2,480,518  $       2,517,398  $        2,479,098  $         2,517,398
                                        =============    ===============    ===============    ================     ================

Net increase (decrease)              $         (1,420) $          (6,253) $           17,134 $          (65,935) $          (35,609)

AVERAGE INTEREST RATES:
Yield on loans                                  5.47%              5.54%              6.10%               5.68%                6.26%
Yield on investments                            2.44%              0.46%              4.42%               2.67%                3.43%
Yield on earning assets                         5.39%              5.39%              6.03%               5.60%                6.14%
Cost of deposits                                1.50%              1.55%              2.38%               1.69%                2.60%
Cost of borrowings                              3.15%              3.22%              4.35%               3.34%                4.51%
Cost of money                                   2.14%              2.19%              3.12%               2.30%                3.35%
Earnings spread                                 3.25%              3.20%              2.91%               3.30%                2.79%
Effective net spread                            3.38%              3.33%              3.08%               3.44%                2.96%


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